UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 918/573-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS
Copy of Press Release
Copy of Reconciliation of Income (Loss) from Continuing Operations to Recurring Earnings
Copy of Reconciliation of Income (Loss) from Continuing Operations to Recurring Earnings After Mark-to-Market Adjustments
Copy of Press Release
Copy of Slide Presentation

Item 2.02. Results of Operations and Financial Condition.

     On November 4, 2004, Williams issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release and its two accompanying reconciliation schedules are furnished as a part of this current report on Form 8-K as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, and are incorporated herein in their entirety by reference.

     The press release discloses certain financial measures, EBITDA and recurring earnings and recurring segment profit, that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. EBITDA represents the sum of net income (loss), net interest expense, income taxes, depreciation and amortization of intangible assets, less income (loss) from discontinued operations. Recurring earnings and recurring segment profit provide investors meaningful insight into the Company’s results from ongoing operations. The press release is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Company’s assets and the cash that the business is generating. Neither EBITDA nor recurring earnings and recurring segment profit are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

     Certain financial information in the press release is also shown including Power mark-to-market adjustments. The press release is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Previously the Company did not qualify for hedge accounting with respect to its Power segment as a result of the Company’s stated intent to exit the Power business. The Company ceased efforts to market the sale of Power during the third quarter 2004, and now qualifies for hedge accounting. Hedge accounting reduces earnings volatility associated with Power’s portfolio of certain derivative hedging instruments. Prior to the adoption of hedge accounting, these derivative hedging instruments were accounted for on a mark-to-market basis with the change in fair value recognized in earnings each period. Management uses the mark-to-market adjustments to better reflect Power’s results on a basis that is more consistent with Power’s portfolio cash flows and to aid investor understanding. The adjustments reverse forward unrealized mark-to-market gains or losses from derivatives and add realized gains or losses from derivatives for which mark-to-market income has been previously recognized, with the effect that the resulting adjusted segment profit is presented as if mark-to-market accounting had never been applied to designated hedges or other derivatives. The measure is limited by the fact that it does not reflect potential unrealized future losses or gains on derivative contracts. However, management compensates for this limitation since reported earnings do reflect unrealized gains and losses of derivative contracts. Overall, management believes the mark-to-market adjustments provide an alternative measure that more closely matches realized cash flows for the Power segment.

     This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the filing under the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 3, 2004, Williams announced that Phillip D. Wright, Senior Vice President, will assume responsibility for the Gas Pipelines segment effective January 3, 2005. Williams also announced that J. Douglas Whisenant, Senior Vice President for the Gas Pipelines will retire effective January 3, 2005. Mr. Wright has held various positions with Williams since 1989, most recently Senior Vice President and Chief Restructuring Officer. The press release announcing the organizational changes is furnished as Exhibit 99.4.

Item 7.01. Regulation FD Disclosure.

     The Williams Companies, Inc. (“Williams”) wishes to disclose for Regulation FD purposes its slide presentation, filed herewith as Exhibit 99.5, to be utilized during a public conference call and webcast on the morning of November 4, 2004.

     The slide presentation discloses certain financial measures, EBITDA and recurring earnings and recurring segment profit, that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. EBITDA represents the sum of net income (loss), net interest expense, income taxes, depreciation and amortization of intangible assets, less income (loss) from discontinued operations. Recurring earnings and recurring segment profit provide investors meaningful insight into the Company’s results from ongoing operations. The slide presentation includes a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Company’s assets and the cash that the business is generating. Neither EBITDA nor recurring earnings and recurring segment profit are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

     Certain financial information in the slide presentation is also shown including Power mark-to-market adjustments. The slide presentation includes reconciliations of these non-GAAP financial measures to their nearest GAAP financial measures. Previously the Company did not qualify for hedge accounting with respect to its Power segment as a result of the Company’s stated intent to exit the Power business. The Company ceased efforts to market the sale of Power during the third quarter 2004, and now qualifies for hedge accounting. Hedge accounting reduces earnings volatility associated with Power’s portfolio of certain derivative hedging instruments. Prior to the adoption of hedge accounting, these derivative hedging instruments were accounted for on a mark-to-market basis with the change in fair value recognized in earnings each period. Management uses the mark-to-market adjustments to better reflect Power’s results on a basis that is more consistent with Power’s portfolio cash flows and to aid investor understanding. The adjustments reverse forward unrealized mark-to-market gains or losses from derivatives and add realized gains or losses from derivatives for which mark-to-market income has been previously recognized, with the effect that the resulting adjusted segment profit is presented as if mark-to-market accounting had never been applied to designated hedges or other derivatives. The measure is limited by the fact that it does not reflect potential unrealized future losses or gains on derivative contracts. However, management compensates for this limitation since reported earnings do reflect unrealized gains and losses of derivative contracts. Overall, management believes the mark-to-market adjustments provide an alternative measure that more closely matches realized cash flows for the Power segment.

Item 9.01. Financial Statements and Exhibits.

(a) None
(b) None
(c) Exhibits

Exhibit 99.1	Copy of Williams’ press release dated November 4, 2004, publicly announcing its third quarter 2004 financial results.

Exhibit 99.2	Copy of Williams’ Reconciliation of Income (Loss) from Continuing Operations to Recurring Earnings.

Exhibit 99.3	Copy of Williams’ Reconciliation of Income (Loss) from Continuing Operations to Recurring Earnings after Mark-to-Market Adjustments.

Exhibit 99.4	Copy of Williams’ press release dated November 3, 2004, announcing organizational changes.

Exhibit 99.5	Copy of Williams’ slide presentation to be utilized during the November 4, 2004, public conference call and webcast.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Date: November 4, 2004		/s/ Donald R. Chappel

	Name:	Donald R. Chappel
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 99.1	Copy of Williams’ press release dated November 4, 2004, publicly announcing its third quarter 2004 financial results.

Exhibit 99.2	Copy of Williams’ Reconciliation of Income (Loss) from Continuing Operations to Recurring Earnings.

Exhibit 99.3	Copy of Williams’ Reconciliation of Income (Loss) from Continuing Operations to Recurring Earnings after Mark-to-Market Adjustments.

Exhibit 99.4	Copy of Williams’ press release dated November 3, 2004, announcing organizational changes.

Exhibit 99.5	Copy of Williams’ slide presentation to be utilized during the November 4, 2004, public conference call and webcast.